Bluegreen Vacations Holding Corporation (NYSE: BVH) Announces Its

Intention to Acquire Outstanding Shares of

Bluegreen Vacations Corporation (NYSE: BXG)

Through a Short-Form Merger

BOCA RATON, Florida – April 5, 2021 -- Bluegreen Vacations Corporation (NYSE: BXG) (“Bluegreen” or “BXG”) announced today that its parent company, Bluegreen Vacations Holding Corporation (NYSE: BVH) (OTCQX: BVHBB), issued the following press release.

Please see the Bluegreen Vacations Holding Corporation press release below.

About Bluegreen Vacations Corporation: Bluegreen (NYSE: BXG) is a leading vacation ownership company that markets and sells vacation ownership interests (VOIs) and manages resorts in top leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 68 Club and Club Associate Resorts and access to nearly 11,300 other hotels and resorts through partnerships and exchange networks. Bluegreen also offers a portfolio of comprehensive, fee-based resort management, financial, and sales and marketing services, to or on behalf of third parties. Bluegreen is approximately 93% owned by Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB), a Florida-based holding company. For additional information, please visit www.BluegreenVacations.com.

About Bluegreen Vacations Holding Corporation: Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) is a Florida-based holding company whose sole investment is its approximate 93% ownership of Bluegreen Vacations Corporation (NYSE: BXG). For additional information, please visit www.BVHCorp.com.

Bluegreen Vacations Investor Relations Contact Information:

Leo Hinkley, Managing Director, Investor Relations Officer

954-940-5336, Email: Leo.Hinkley@BluegreenVacations.com

--------------------------

Bluegreen Vacations Holding Corporation Announces Its Intention to Acquire Outstanding Shares of Bluegreen Through a Short-Form Merger

BOCA RATON, Florida – April 5, 2021 – Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (“BVH”) announced today that it intends to acquire the approximately 7% of Bluegreen Vacations Corporation (NYSE: BXG) (“Bluegreen” or “BXG”) common stock not currently owned by BVH through a statutory short-form merger under Florida law.  In the merger, a newly formed wholly owned subsidiary would merge with and into Bluegreen, with Bluegreen being the surviving company of the merger and becoming a wholly owned subsidiary of BVH.  As a result of the merger, each share of BXG’s common stock outstanding at the effective time of the merger, other than shares beneficially owned by BVH, will be converted into the right to receive 0.51 shares of BVH’s Class A Common Stock.

BVH currently has as its sole investment its approximately 93% ownership of BXG.  Additionally:

•	Both BXG and BVH are New York Stock Exchange (“NYSE”) companies with identical operations. Both companies have an average trading volume of approximately 35,000 shares daily.

•	The proposed merger does not result in a change of control.

•	All members on the BVH Board of Directors are also board members of BXG. After the merger, any BXG directors not currently directors of BVH will join the BVH board.

The  proposed merger, among other things, is anticipated to:

•	Simplify the ownership structure, creating greater transparency of the value of Bluegreen as an entity.

•	Allow investors to trade in a single public market thereby eliminating confusion in the public markets regarding the two public companies which own the same assets.

•	Provide for greater liquidity to Bluegreen shareholders, as the public float is expected to increase.

•	Eliminate one set of public company costs, currently estimated to be approximately $0.5 million to $1.0 million annually.

•	Offer potential value accretion as a result of the above.

Alan B. Levan, Chairman and Chief Executive Officer of both BVH and BXG commented: “The market valuation of BVH has significantly trailed that of BXG notwithstanding BVH’s spin-off of its non-timeshare assets on September 30, 2020.  Since the spin-off, BVH’s sole investment is its 93% ownership of BXG and BVH’s overhead costs are only $2.0 million annually.  Further, BVH’s incremental net indebtedness as of December 31, 2020 was only $123.9 million. Shareholders of both BVH and BXG have suggested   that the two companies should be merged into a single entity.  However, as we evaluated this opportunity, it was difficult to determine the appropriate exchange rate for BXG and BVH shareholders due to the unexplained value difference, the volatility of both stocks, and the relatively low float of both companies.  Accordingly, the Board of BVH made the determination to set the exchange ratio at the average of the volume-weighted average prices (“VWAP”) of both BXG and BVH stock for the last thirty trading days ending March 30, 2021, which they believe is fair to both BVH and BXG shareholders.  We are hopeful this merger will provide efficiency in the market which should in the future ultimately result in a higher valuation of the combined company.”

BVH currently beneficially owns approximately 93% of Bluegreen’s common stock.  Under Florida law, the holder of more than 80% of the outstanding shares of Bluegreen’s common stock may effect a merger without the approval of, or action by, the Board of Directors or any other shareholders of Bluegreen. Accordingly, the Board of Directors of Bluegreen has not acted to approve or disapprove the merger, and the shareholders of Bluegreen will not be asked to approve or disapprove the merger or be furnished a proxy in connection with voting on the merger.  Assuming the merger is consummated, current Bluegreen shareholders who own approximately 7% of Bluegreen are expected to own approximately 2,664,000 shares of BVHs Class A Common Stock, representing 12% of the total outstanding BVH Class A and Class B Common Stock. The shares of BVH Class A Common Stock to be issued to them will be listed for trading on the NYSE.

It is expected that the merger will be effected by the end of the second quarter of 2021 following the effectiveness of BVH’s registration statement filed with the Securities and Exchange Commission (the “SEC”) with respect to the Class A Common Stock to be issued in the merger and the listing of those shares on the NYSE. A copy of the prospectus with respect to the shares to be issued in the merger will be mailed to Bluegreen’s shareholders within 10 days after the effectiveness of the merger. The merger is not subject to any financing condition. However, BVH is not under any obligation to cause the merger to be completed, and it could decide to terminate the merger, in its sole discretion, at any time before it becomes effective, including in the event of pending or threatened litigation relating to the contemplated merger.

Bluegreen Vacations Holding Corporation has prepared a six-page slide presentation outlining the proposed short-form merger. A summary of the slide presentation follows at the end of this release. Additionally, the slide presentation is also available to view at the BVH website at https://ir.bvhcorp.com/company-information/presentations and/or the BXG website at https://ir.bluegreenvacations.com/presentations.

- - -

About Bluegreen Vacations Holding Corporation: Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) is a Florida-based holding company whose sole investment is its approximate 93% ownership of Bluegreen Vacations Corporation (NYSE: BXG). For additional information, please visit www.BVHCorp.com.

About Bluegreen Vacations Corporation: Bluegreen (NYSE: BXG) is a leading vacation ownership company that markets and sells vacation ownership interests (VOIs) and manages resorts in top leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 68 Club and Club Associate Resorts and access to nearly 11,300 other hotels and resorts through partnerships and exchange networks. Bluegreen also offers a portfolio of comprehensive, fee-based resort management, financial, and sales and marketing services, to or on behalf of third parties. Bluegreen is approximately 93% owned by Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB), a Florida-based holding company. For additional information, please visit www.BluegreenVacations.com.

Bluegreen Vacations Holding Corporation Contact Info:

Investor Relations: Leo Hinkley, Managing Director, Investor Relations Officer

Telephone: 954-399-7193 Email: Leo.Hinkley@BVHcorp.com

###

Cautionary Note Regarding Forward-Looking Statements. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements may be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar import. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, those relating to the contemplated merger described herein, including risks and uncertainties related to the “implied value” of BVH which may not be realized in the near term or at all, risks that the merger may not be consummated when expected or at all (including that Bluegreen Vacations Holding Corporation has the right, in the sole discretion of its Board of Directors, to terminate the merger at any time before it becomes effective), and that the benefits expected from the merger may not be realized to the extent anticipated or at all. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. In addition, past performance may not be indicative of future results. Reference is also made to the risks and uncertainties regarding the businesses, operations and trading markets of  Bluegreen Vacations Holding Corporation and Bluegreen Vacations Corporation which are detailed in reports filed by theme with the SEC, including the "Risk Factors" sections thereof, and may be viewed on the SEC's website at www.sec.gov. The companies caution that the foregoing factors are not exclusive.  Neither company undertakes, and each of them specifically disclaims any obligation to, update or supplement any forward-looking statements.

Additional Information and Where You Can Find It. Bluegreen Vacations Holding Corporation intends to file with the SEC a Registration Statement on Form S-4, which will include a prospectus of Bluegreen Vacations Holding Corporation, to register the shares of its Class A Common Stock issuable to Bluegreen’s shareholders in connection with the merger described in this press release. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUEGREEN VACATIONS HOLDING CORPORATION, BLUEGREEN VACATIONS CORPORATION, THE CONTEMPLATED MERGER AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the prospectus which forms a part of the Registration Statement on Form S-4 and other documents filed with the SEC by the companies through the SEC’s website at www.sec.gov.   In addition, the prospectus and other documents filed by Bluegreen Vacations Holding Corporation with the SEC may be obtained free of charge in the Investor Relations section of Bluegreen Vacations Holding Corporation’s website at www.bvhcorp.com, and the documents filed by Bluegreen Vacations Corporation with the SEC may be obtained free of charge in the Investor Relations section of Bluegreen Vacations Corporation’s website at www.bluegreenvacations.com.

No Offer or Solicitation. This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to or in connection with the contemplated merger or otherwise, nor shall there be any sale or issuance of securities in any jurisdiction where it would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The following is a summary of Bluegreen Vacations Holding Corporation’s slide presentation outlining the proposed short-form merger. The slide presentation is available to view at the BVH website at https://ir.bvhcorp.com/company-information/presentations and/or the BXG website at https://ir.bluegreenvacations.com/presentations.

BLUEGREEN VACATIONS HOLDING CORPORATION

TO ACQUIRE OUTSTANDING SHARES OF BLUEGREEN VACATIONS CORPORATION

Transaction at a Glance

"

Bluegreen Vacations Holding Corporation (“BVH”) to issue approximately 2,664,000 shares of BVH Class A Common Stock in exchange for 5,223,283 shares of Bluegreen Vacations Corporation (“Bluegreen” or “BXG”), an exchange ratio of 0.51:1.

"	As a result of the transaction, BXG would become a private, wholly owned subsidiary of BVH.
"

Transaction is expected to be completed in the second quarter of 2021, subject to BVH’s right to terminate the merger at any time prior to closing, including in the event of shareholder litigation relating to the merger.

"	BVH currently has as its sole investment its approximately 93% ownership of BXG. Additionally:
"	The proposed merger does not result in a change of control.
"	All members on the BVH Board of Directors are also board members of BXG. After the merger, any BXG directors not currently directors of BVH will join the BVH board.
"	Senior leadership is the same for both companies.

Strategic Rationale

"	Opportunity to simplify the ownership structure, creating greater transparency of the value of Bluegreen.
"	Results in one public market for the business.
"	Provides greater liquidity to Bluegreen shareholders, as public float is expected to increase.
"	Eliminates one set of public company costs, currently estimated to be approximately $0.5 million to $1.0 million annually.
"	Offer potential value accretion of BVH to BXG valuation (see Implied Value of BVH below).

Implied Value of BVH (1)

(in millions except for share and per share data)

•	Implied equity value of BVH based on current Bluegreen (BXG) equity value.

Bluegreen (BXG) Equity Value (2)	$806.0
Less: Incremental Net Debt of BVH (4)	(123.9)
Implied Equity Value of BVH	$682.1

•	Proforma Shares and Implied Price Per Share:

BVH Common Shares outstanding (Class A & B)	19,317,715
Shares to be issued to current BXG shareholders	2,664,000
Pro Forma Shares	21,981,715

Implied share price of BVH (3)	$31.03

•	Exchange Ratio – the Exchange Ratio was set at the average of the volume-weighted average prices (“VWAP”) of both Bluegreen (BXG) and BVH shares for the last thirty trading days ending March 30, 2021.

•	Exchange Ratio – Bluegreen (BXG) shares to be converted at an exchange ratio of 0.51 of BVH shares. Example: 1,000 shares of Bluegreen (BXG) will be converted to 510 shares of BVH.

(1)	The market capitalization of BVH as of 3/30/2021 was $340.9 million. This analysis is for illustrative purposes only and is not indicative of current market value.
(2)	Represents total market capitalization as of 3/30/2021.
(3)	Implied share price based on implied equity value of BVH divided by the sum of existing BVH shares and the incremental shares issued to Bluegreen (BXG) shareholders.
(4)	See calculation of Net Debt of BVH as of 12/31/2020 below.

Incremental Net Debt of BVH (1)
(in millions)

Woodbridge-Levitt Capital Trusts I-IV (2)	$66.3
Note Payable to New BBX (BBX Capital) (3)	75.0
Total Debt	$141.3

BVH Total Cash	$17.7
Less: BVH Restricted Cash	(0.3)
BVH Cash and Cash Equivalents	$17.4

Net Debt	$123.9

(1) As of 12/31/2020.
(2) Maturity Years 2035-2036. Interest rates 4.01% - 4.04%
(3) Maturity 2025. Interest rate 6.00%.